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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) September 12, 2006

                            MICHAEL BAKER CORPORATION
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             (Exact Name of Registrant as Specified in Its Charter)

                                  PENNSYLVANIA
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                 (State or Other Jurisdiction of Incorporation)

                   1-6627                                 25-0927646
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          (Commission File Number)            (IRS Employer Identification No.)

             100 Airside Drive
         Moon Township, Pennsylvania                        15108
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   (Address of Principal Executive Offices)               (Zip Code)

                                 (412) 269-6300
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On September 12, 2006, Michael Baker Corporation (the "Company") announced that Donald P. Fusilli, Jr. the company's President and Chief Executive Officer is leaving the Company.

At the request of the Board of Directors, Richard L. Shaw, the current Chairman of the Company assumed the position of Chief Executive Officer on an interim basis. Mr. Shaw is 79 years of age and served as Chief Executive Officer of the Company from 1984 until his retirement in 1992. He has served as Chairman of the Board of Directors since 1993. Mr. Shaw currently has a consulting agreement, originally entered into in 2001, that provides annual compensation equal to 25% of Mr. Shaw's previous salary of $425,006. In addition, under the consulting agreement, the Company covers the costs of health insurance and maintains a life insurance policy for Mr. Shaw. The consulting agreement also provides for a supplemental retirement benefit of $5,000 per month commencing at the expiration of the consulting term. During 2006, the Company agreed to extend the term of this agreement for an additional year through April 26, 2007. The Company and Mr. Shaw have agreed to suspend the consulting agreement during the period that he is serving as interim Chief Executive Officer. During his service Mr. Shaw will be compensated at the annual rate of $430,497.60, which is commensurate with the rate at which Mr. Fusilli was being compensated, or such higher rate as the Board of Directors may from time to time determine. He will be entitled to participate in all plans, programs and receive all benefits which the Company may have in effect for its executive employees. Upon conclusion of Mr. Shaw's service as Chief Executive Officer prior to expiration of the consulting term, Mr. Shaw will revert to consultant status and the payments and benefits payable under the consulting agreement will resume for the balance of the term.

A copy of the Company's press release announcing Mr. Fusilli's departure is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibit is filed with this report on Form 8-K:

Exhibit No.    Description
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99.1           Press release dated September 12, 2006 regarding the matter referenced in Item 5.02.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             MICHAEL BAKER CORPORATION


                                             By:  /s/ William P. Mooney
                                                  ------------------------------
                                                  Executive Vice President
                                                  and Chief Financial Officer

Date: September 18, 2006

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                                  EXHIBIT INDEX

Number   Description                               Method of Filing
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99.1     Press release dated September 12, 2006.   Filed herewith.